UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 4, 2008
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.

131 South Clark Drive, Tempe, Arizona		85281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(480) 967-5146

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On January 4, 2008, the Board of Directors of Amtech Systems, Inc. (the “Company”) amended and restated the Company’s bylaws, effective immediately, to allow for the issuance and transfer of uncertificated shares of the Company’s stock. The bylaws were amended to comply with a rule enacted by the NASDAQ Stock Market, LLC which mandates that all listed companies become eligible to participate in the Direct Registration System (“DRS”). DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities.

     A copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

     Exhibit 3.1 Amended and Restated Bylaws of Amtech Systems, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: January 7, 2008	By: /s/ Robert T. Hass
	Name:	Robert T. Hass
	Title:	Chief Accounting Officer